UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2009

DATA DOMAIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33517	94-3412175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 Mission College Blvd.

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 980-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.

On June 15, 2009, Data Domain, Inc. (“Data Domain”) issued a press release relating to the proposed merger with NetApp, Inc. and EMC Corporation’s tender offer to acquire all of the outstanding shares of Data Domain common stock for $30.00 per share in cash. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

NetApp has filed with the SEC a Registration Statement on Form S-4 in connection with the proposed merger with NetApp that contains a Proxy Statement/Prospectus that Data Domain will mail to its stockholders in connection with the proposed merger with NetApp. The Registration Statement and the Proxy Statement/Prospectus contain important information about NetApp, Data Domain, the proposed merger with NetApp and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders are able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by NetApp and Data Domain through the web site maintained by the SEC at www.sec.gov and by contacting Data Domain Investor Relations at (408) 980-4909. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on Data Domain’s website at www.datadomain.com.

Participants in the Acquisition of Data Domain

NetApp, Data Domain and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger with NetApp. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of Data Domain stockholders in connection with the proposed merger with NetApp will be set forth in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding NetApp’s executive officers and directors is included in NetApp’s definitive proxy statement, which was filed with the SEC on July 14, 2008, and additional information regarding Data Domain’s executive officers and directors is included in Data Domain’s definitive proxy statement, which was filed with the SEC on June 10, 2009. You can obtain free copies of these documents from NetApp or Data Domain using the contact information above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release by Data Domain, Inc., dated June 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA DOMAIN, INC.

Date: June 15, 2009	By:	/S/ MICHAEL P. SCARPELLI
Michael P. Scarpelli Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release by Data Domain, Inc., dated June 15, 2009.